Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. ss. 1350, the undersigned Chief Financial Officer of Laser Technology, Inc. (the "Company") hereby certifies that, to the best of her knowledge, the Company's Quarterly Report on Form 10-QSB for the quarterly period ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.


/s/ Elizabeth A. Hearty

Elizabeth A. Hearty
Chief Financial Officer
February 14, 2003

The foregoing certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.